UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report
(Date of earliest event reported): August 31, 2009

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road Suite 100 West Palm Beach, Florida		33409

(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (561) 682-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

          On August 31, 2009, the Audit Committee of the Board of Directors of Ocwen Financial Corporation (the “Company”) approved the dismissal of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009 and the engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009, subject to the completion of their customary client acceptance procedures. The dismissal of PricewaterhouseCoopers LLP is effective as of August 31, 2009.

          The report of PricewaterhouseCoopers LLP on the Company’s consolidated financial statements for each of the two years in the period ended December 31, 2008, which was included in the Company’s 2008 Annual Report on Form 10-K, did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principle.

          During each of the two years in the period ended December 31, 2008 and through August 31, 2009, (i) there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

          During each of the two years in the period ended December 31, 2008 and through August 31, 2009, neither the Company nor anyone on its behalf consulted with Deloitte & Touche LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Deloitte & Touche LLP to the Company that Deloitte & Touche LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

          The Company provided PricewaterhouseCoopers LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the SEC stating whether or not PricewaterhouseCoopers LLP agrees with the above statements that are related to PricewaterhouseCoopers LLP. A copy of PricewaterhouseCoopers LLP’s letter, dated September 3, 2009, is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits

(a) – (c)	Not applicable.

(d)	Exhibits:

	16.1	Letter, dated September 3, 2009, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: September 3, 2009	By:	/s/ David J. Gunter

	Name:	David J. Gunter
	Title:	Executive Vice President and Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter, dated September 3, 2009, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.